UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): October 2, 2012

Midas Medici Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52621	37-1532843
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

445 Park Avenue, 20th Floor, New York, New York 10222

Registrant’s telephone number, including area code (212) 792-0920

Copies to:
Thomas Rose, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

__________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

On October 2, 2012, Midas Medici Group Holdings, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Datalink Corporation (“Datalink”), STI Acquisition Corp., a wholly-owned subsidiary of Datalink (“Buyer”), and Strategic Technologies, Inc. (“STI”), a wholly-owned subsidiary of the Company.  Pursuant to the Agreement the Company and STI sold the business and substantially all of the assets of STI to Datalink for an aggregate purchase price of $20,250,000, including the issuance of 269,802 shares of common stock of Datalink. Datalink assumed approximately $20.8 million of STI’s liabilities and acquired approximately $16.0 million of assets. The transactions contemplated by the Agreement were completed on October 4, 2012.

STI retained ownership of the office building and real property located in Cary, North Carolina.  STI and Buyer subsequently entered into a lease agreement, for the use of approximately 16,700 square feet of office space for a term of three years.

The Agreement contains standard indemnification clauses except neither party will be responsible for any indemnification for breach of any representation or warranty (other than certain representations and warranties) until the aggregate losses incurred exceeds $125,000 and provided that if any such losses exceed $125,000 such party shall be responsible for all such losses which in the aggregate will not exceed $2,025,000. Two Hundred Forty-Two Thousand Eight Hundred Five (242,805) of the shares acquired by the Company are held in escrow for a period of one year to satisfy any indemnification claims against the Company.

The Agreement contains standard representations and warranties, confidentiality clause and non-solicitation clause.  The Agreement contains a non-compete clause whereby the Company is not permitted to compete within the United States in certain business lines for a period of three years, except for the provision of managed services to clients who either have less than 100 full time employees or less than $25 million in annual revenues.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2012
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

(d) Exhibits

Exhibit Number	Description

2.1*	Asset Purchase Agreement dated as of October 2, 2012 by and among Datalink Corporation, STI Acquisition Corp., Strategic Technologies, Inc. and Midas Medici Group Holdings, Inc.

99.1*	Press Release dated October 2, 2012
99.2*	Press Release dated October 5, 2012

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midas Medici Group Holdings, Inc.

Date: October 9, 2012	By:	/s/ Nana Baffour
Nana Baffour
Chief Executive Officer

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

On October 4, 2012, Midas Medici Group Holdings, Inc. (the “Company or Midas”) completed the disposition of substantially all the operating assets and liabilities of Strategic Technologies, Inc. (“STI”).

The pro forma balance sheet was prepared as if the disposition occurred on June 30, 2012 and the statements of operations were prepared as if the disposition had occurred on the first day of the period for the six months ended June 30, 2012 and the year ended December 31, 2011.  The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of the Company adjusted to reflect the disposition of certain assets and liabilities of STI.

The historical data of the Company for the year ended December 31, 2011 has been derived from its audited consolidated financial statements. The historical data of the Company for the six months ended June 30, 2012 has been derived from its unaudited consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements include adjustments, which are based upon preliminary estimates, to reflect the allocation of the sales price to the disposed assets and assumed liabilities of STI. The final allocation of the sales price will be based upon actual net tangible assets sold as well as liabilities assumed. Any change in the fair value of the net assets of STI will change the amount of the sales price. Final adjustments from the sale may differ materially from the pro forma adjustments presented here.

The summary unaudited pro forma condensed consolidated financial statements do not necessarily reflect the results of operations of Midas that actually would have resulted had the disposition been consummated as of the dates referred to above. The pro forma data is for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been had the disposition occurred on the first day of the periods presented.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements, including the notes thereto, of Midas included in our Form 10-K for the year ended December 31, 2011 and our Form 10-Q for the six month period ended June 30, 2012.  The unaudited pro forma condensed consolidated statements of operations are based on assumptions and include adjustments as explained in the notes thereto.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2012 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Consolidated Midas Medici Group Holdings, Inc. and Subsidiaries	Pro Forma Adjustments	Note	Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$1,340	$12,719	(2)	$14,059
Marketable securities	-	2,250	(2)	2,250
Accounts receivable, net of allowance for doubtful accounts	15,446	(9,161)	(2)	6,285
Lease payments receivable, current	2,192	-		2,192
Lease payments receivable - Westcon	4,392	-		4,392
Inventories	2,647	(1,179)	(2)	1,468
Recoverable taxes, current	1,461	-		1,461
Deferred costs, current	9,232	(7,721)	(2)	1,511
Prepaid expenses and other current assets	4,479	(403)	(2)	4,076
Total current assets	41,189	(3,495)		37,693
Property and equipment, net	6,334	(556)	(2)	5,778
Accounts receivable, long-term	11	-		11
Lease payments receivable, long-term	3,273	-		3,273
Lease payments receivable - Westcon, long-term	8,512	-		8,512
Recoverable taxes, long-term	5,558	-		5,558
Goodwill	24,615	(3,765)	(2)	20,850
Other intangible assets, net	12,415	(5,649)	(2)	6,766
Other assets	430	-		430
Deferred costs, net of current portion	1,181	(1,181)	(2)	-
Total assets	$103,518	$(14,646)		$88,871

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$36,733	$(14,566)	(2)	$22,167
Accrued liabilities	12,254	(615)	(2)	11,639
Westcon capital lease, current	2,940	-		2,940
Capital leases, current	1,422	(6)	(2)	1,416
Current maturities of long-term debt	15,466	-		15,466
Current portion of deferred revenue	11,894	(11,705)	(2)	189
Income tax payable	-	1,970		1,970
Deferred purchase price	3,535	-		3,535
Purchase price contingency	4,734	-		4,734
Total current liabilities	88,978	(24,922)		64,056
Long-term debt, net of current maturities	5,104	-		5,104
Westcon capital lease, net of current maturities	5,027	-		5,027
Capital leases, net of current maturities	1,041	(38)	(2)	1,003
Deferred revenue, net of current portion	2,651	(1,785)	(2)	866
Other long-term liabilities	7,002	-		7,002
Total liabilities	109,803	(26,745)		83,058
Redeemable noncontrolling interest	419	-		419
Stockholders' (Deficit) Equity:
Common stock $0.001 par value, 40,000,000 shares authorized; 10,975,269 and 9,894,374 shares issued and outstanding as of June 30, 2012 and Decmember 31, 2011, respectively	11	-		11
Additional paid-in capital	33,243	-		33,243
Accumulated deficit	(36,262)	12,099		(24,164)
Accumulated other comprehensive loss	(3,696)	-		(3,696)
Total stockholders' (deficit) equity	(6,704)	12,099		5,394
Total liabilities and stockholders' (deficit) equity	$103,518	$(14,646)		$88,871

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2012 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Consolidated Midas Medici Group Holdings, Inc. and Subsidiaries	Pro Forma Adjustments	Note	Pro Forma Consolidated

Revenues	$64,049	$(30,937)	(3)	$33,112

Operating expenses:
Cost of revenues	47,180	(22,933)	(3)	24,247
Selling, general and administrative expenses	22,096	(7,767)	(3)	14,329
Depreciation and amortization expense	2,382	(1,121)	(3)	1,261
Total operating expenses	71,658	(31,821)		39,837

Operating loss	(7,609)	(884)		(6,725)

Other income (expenses):
Gain on change in fair value of purchase price contingency	(2,270)	-		(2,270)
Other income	266	-		266
Interest expense	(4,359)	(655)	(3)	(3,704)
Gain on sale of fixed assets	152	-		152
Foreign currency translation gain	(137)	-		(137)
Loss before income tax benefit (expense)	(13,957)	(1,539)		(12,418)

Income tax benefit (expense)	(76)	-		(76)

Consolidated net loss	(14,033)	(1,539)		(12,494)

Loss attributable to the non-controlling interest	1,555	-		1,555

Loss from continuing operations attributable to Midas Medici Group Holdings, Inc. and Subsidiaries	$(12,478)	$(1,539)		$(10,939)

Loss per share:
Loss per common share- basic and diluted	$(1.22)			$(1.07)
Weighted average number of common shares outstanding - basic and diluted	10,216,788			10,216,788

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Consolidated Midas Medici Group Holdings, Inc. and Subsidiaries	Pro Forma Adjustments	Note	Pro Forma Consolidated

Revenues	$89,690	$(56,594)	(3)	$33,096

Operating expenses:
Cost of revenues	65,048	(39,999)	(3)	25,049
Selling, general and administrative expenses	33,440	(15,081)	(3)	18,359
Depreciation and amortization expense	4,029	(2,924)	(3)	1,105
Total operating expenses	102,517	(58,004)		44,513

Operating loss	(12,827)	(1,410)		(11,417)

Other income (expenses):
Gain on change in fair value of purchase price contingency	1,128	-		1,128
Other income	660	1	(3)	661
Interest expense	(4,596)	763	(3)	(3,833)
Foreign currency translation gain	1,757	-		1,757
Loss before income tax benefit (expense)	(13,878)	(2,174)		(11,704)

Income tax benefit (expense)	2,382	(2,125)	(3)	257

Loss from continuing operations	(11,496)	(49)		(11,447)

Loss attributable to the non-controlling interest	(1,521)	-		(1,521)

Loss from continuing operations attributable to Midas Medici Group Holdings, Inc. and Subsidiaries	$(9,975)	$(49)		$(9,926)

Loss per share:
Loss per common share- basic and diluted	$(1.28)			$(1.27)
Weighted average number of common shares outstanding - basic and diluted	7,812,775			7,812,775

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

In accordance with the rules and regulations of the SEC, unaudited financial statements may omit or condense information and disclosures normally required for a complete set of financial statements prepared in accordance with generally accepted accounting principles. However, management believes that the notes to the unaudited condensed consolidated financial statements as presented contain disclosures adequate to make the information presented not misleading.

2. Strategic Technologies, Inc. –  Asset Purchase Agreement

On October 2, 2012, Midas Medici Group Holdings, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Datalink Corporation (“Datalink”), STI Acquisition Corp., a wholly-owned subsidiary of Datalink (“Buyer”), and Strategic Technologies, Inc. (“STI”), a wholly-owned subsidiary of the Company.  Pursuant to the Agreement the Company and STI sold the business and substantially all of the assets of STI to Datalink for an aggregate purchase price of $20,250,000, including the issuance of 269,802 shares of common stock of Datalink. Datalink assumed approximately $20.8 million of STI’s liabilities and acquired approximately $16.0 million of assets. The transactions contemplated by the Agreement were completed on October 4, 2012.

The Agreement contains standard indemnification clauses except neither party will be responsible for any indemnification for breach of any representation or warranty (other than certain representations and warranties) until the aggregate losses accrued exceeds $125,000 and provided that if any such losses exceed $125,000 such party shall be responsible for all such losses which in the aggregate will not exceed $2,025,000. Two Hundred Forty-Two Thousand Eight Hundred Five (242,805) of the shares acquired by the Company are held in escrow for a period of one year to satisfy any indemnification claims against the Company.

The Company has historically consolidated its investment in STI as a consolidated wholly-owned subsidiary.

The total sales price of $20,250,000 consists of the following (in thousands):

Cash received	$12,719
Marketable securities received	2,250
Net liabilities assumed by buyer	5,281
Consideration paid	$20,250

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

2. Strategic Technologies, Inc. – Asset Purchase Agreement (Continued)

The following is a summary of assets sold and liabilities assumed by buyer (in thousands):

Accounts receivable, net of allowance for doubtful accounts	$9,161
Inventories	1,179
Deferred costs, current	7,721
Other current assets	403
Property and equipment, net	556
Goodwill	3,765
Other intangible assets, net	5,649
Deferred costs, net of current portion	1,181
Accounts payable	(14,566)
Accrued liabilities	(615)
Capital leases, current	(6)
Current portion of deferred revenue	(11,705)
Capital leases, net of current maturities	(38)
Deferred revenue, net of current portion	(1,785)
Net assets	$900

Net assets	$900
Fair value adjustment of deferred revenue, net	3,233
Goodwill	(3,765)
Other intangible assets, net	(5,649)
Net assumed liabilities	$(5,281)

3. Statement of Operations

To reflect the discontinued operations of STI from the Company’s consolidated financial statements on a pro forma basis for the six months ended June 30, 2012 and its year ended December 31, 2011.